UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

BrandywineGLOBAL —

GLOBAL OPPORTUNITIES BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize total return consisting of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Global Opportunities Bond Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective December 29, 2017, Legg Mason BW Global Opportunities Bond Fund was renamed BrandywineGLOBAL — Global Opportunities Bond Fund. The change to the Fund’s name was effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global Investment Management, LLC (“Brandywine Global”). Legg Mason Partners Fund Advisor, LLC continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. The Fund’s investment objectives, strategies and policies have not changed as a result of the name change.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	BrandywineGLOBAL — Global Opportunities Bond Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

BrandywineGLOBAL — Global Opportunities Bond Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

The Federal Reserve Board (the “Fed”)iii raised interest rates, as represented by the federal funds rate,iv three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until

IV	BrandywineGLOBAL — Global Opportunities Bond Fund

December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. However, on November 2, 2017, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

BrandywineGLOBAL — Global Opportunities Bond Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed-income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Indexi is considered a developed country. The Fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). We intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deemed to be of comparable quality. The Fund’s investments may include securities of sovereign governments. The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund invests in currency forwards, in order to hedge its currency exposure in bond positions or to gain currency exposure. In addition, the Fund may engage in a variety of transactions using derivatives such as bond futures, interest rate futures, swaps and credit default swaps. The Fund may use derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective durationii of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although we have the flexibility to use these instruments for hedging purposes, we may choose not to for a variety of reasons, even under very volatile market conditions. The Fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries.

The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from one to ten years, but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and potential capital gains.

We follow a value approach to investing and, therefore, seek to identify relative value in the global bond markets. We define as undervalued, those markets where we believe real interest rates are high and the currency is undervalued with the potential to appreciate. We will concentrate investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. We believe that such economic conditions provide the best potential to achieve capital appreciation.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The twelve-month reporting period ended December 31, 2017 could best be characterized as a “risk on” environment. This was triggered by a number of factors, including synchronized global growth, expansionary fiscal and monetary policies in most

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	1

Fund overview (cont’d)

countries, rising consumer confidence, and low global inflationary pressures. In many cases, the countries and regions that experienced economic headwinds and hardships in 2016 played economic “catch-up” in 2017. These included European (both core and peripheral), Asia and emerging market commodity producing countries.

There was continued divergence in terms of monetary policy during the reporting period. As telegraphed, the Federal Reserve Board (the “Fed”)iii raised interest rates three times in 2017, with the latest increase bringing the federal funds rateiv to a range between 1.25% and 1.50%. The Fed also anticipates three additional rate hikes in 2018 and expects to continue paring its balance sheet throughout the year. Other developed country central banks, including the European Central Bank (“ECB”)v and the Bank of Japan (“BoJ”)vi, maintained their accommodative polices. However, in November 2017, the Bank of England (“BoE”)vii raised rates by 0.25%, the first increase since July 2007. Policy accommodation in developing countries was typically the norm, as central banks in India, Brazil, and Indonesia, to name a few, lowered interest rates during the year.

Against this backdrop, investors who took on additional risk were typically rewarded. One of the best fixed income performers during the reporting period was emerging market local currencies. Emerging market sovereign and corporate bonds also performed well given accelerating global growth, improving commodity prices, supportive monetary policy and the weakening U.S. dollar. These positives more than offset three Fed rate hikes and several geopolitical issues. Credit spreads also tightened during the year, leading to strong results for global high-yield bonds and U.S. investment grade bonds. Meanwhile, developed market sovereign debt posted largely flat to modest gains during the period.

Within the currency markets, as mentioned, the U.S. dollar weakened, with the U.S. Dollar Indexviii falling 9.8% in 2017, the largest decline since 2003. Despite Fed rate hikes, quantitative tightening and the December 2017 tax reform bill, support for the U.S. dollar eroded during much of the year. The dollar weakened as capital flowed to other developed and emerging market currencies as their growth rates improved. We have long held the belief that a strong dollar is a form of tightening monetary conditions in itself, and that the currency’s multi-year bull run would start to abate once global growth gained traction.

Q. How did we respond to these changing market conditions?

A. We continued to favor higher-yielding investments to combat the ongoing low-yield environment. In particular, we maintained underweight positions in core European sovereign bonds and Japanese government bonds given low-to-negative real yields. From a currency perspective, while we tactically traded the euro and yen — sometimes through the use of currency forward derivatives — we remained underweight versus the FTSE World Government Bond Index over the fiscal year. The use of these derivatives contributed to performance during the reporting period. Elsewhere, we continued to have a meaningful underweight to the U.S. dollar. While we adjusted our underweight to the U.S. dollar throughout the reporting period, we maintained our high-conviction thesis on a weaker dollar environment, particularly given the economic improvement overseas.

2	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

In contrast, we held a large overweight to emerging market local currencies. In addition to their attractive yields, we were encouraged by rising commodity prices, supportive monetary policies and improving export and trade data that signaled abating protectionism concerns. For example, we held overweight positions in emerging market commodity producing countries, such as Brazil, Indonesia, South Africa and Mexico. In contrast, we avoided more manufacturing-driven economies, such as Vietnam. We also favored the European periphery as a way to capitalize on rising domestic growth and improving export activity in the region. From a currency perspective, we had overweight positions in the Norwegian krone, the Swedish krona and Polish zloty.

Performance review

For the twelve months ended December 31, 2017, Class IS shares of BrandywineGLOBAL — Global Opportunities Bond Fund returned 12.83%. The Fund’s unmanaged benchmark, the FTSE World Government Bond Index (Unhedged), returned 7.49% for the same period. The Lipper Global Income Funds Category Average1 returned 6.68% over the same time frame.

Performance Snapshot as of December 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Global Opportunities Bond Fund[2]:
Class A	2.39%	12.34%
Class A2	2.32%	12.23%
Class C	2.03%	11.52%
Class C1[3]	2.19%	11.94%
Class FI	2.30%	12.28%
Class R	2.24%	12.02%
Class I	2.54%	12.72%
Class IS	2.58%	12.83%
FTSE World Government Bond Index (Unhedged)	2.87%	7.49%
Lipper Global Income Funds Category Average[1]	2.20%	6.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 208 funds for the six-month period and among the 197 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[3]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	3

Fund overview (cont’d)

pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2017 for Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.67%, 2.50%, 2.19%, 2.46%, 2.76%, 2.50%, 3.06% and 3.16%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 2.33%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.95%, 1.10%, 1.71%, 1.38%, 0.97%, 1.29%, 0.71% and 0.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class A shares, 1.20% for Class A2 shares, 1.75% for Class C shares, 1.45% for Class C1 shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s outperformance relative to its benchmark during the reporting period was driven by its aforementioned themes of overweighting higher-yielding sovereigns and currencies, along with underweighting lower yielding developed market sovereigns.

From an emerging market perspective, our largest contributors to performance included overweight positions in bonds issued by Brazil, Indonesia and Malaysia. In terms of currencies, the Mexican peso was the most additive for results. The currency had depreciated significantly post the November 2016

4	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

election given rhetoric from the new administration. It was also negatively impacted by falling oil prices. However, we felt the Mexican peso offered a substantial discount in price relative to almost every measure of intrinsic value. This overweight position was rewarded as the peso appreciated 4.8% versus the U.S. dollar in 2017, although the resurgence of protectionism chipped away at its gains during the fourth quarter of 2017. The Malaysian ringgit was also additive for results. This commodity-related currency was the beneficiary of an uptick in Asian growth and the government’s reform initiatives to attract foreign capital inflows.

Our positioning in the periphery of Europe was also rewarded. When the reporting period began, there were concerns that a number of these countries would fall into recession and their sovereign bonds and currencies were deeply discounted. They rebounded sharply as growth throughout Europe improved. Among the Fund’s largest contributors was its overweight in the Polish zloty. Its domestic economy rebounded sharply and it gathered momentum from rising export growth. Elsewhere, the Fund’s overweights in the Swedish krona and Norwegian krone were additive for performance. Finally, the Fund’s overweight in the British pound was rewarded. Great Britain’s currency appreciated versus the U.S. dollar amid positive economic expansion and pragmatic Brexit (the U.K.’s referendum to leave the European Union) negotiations.

Q. What were the leading detractors from performance?

A. An underweight to the euro was the largest detractor from performance over the reporting period. The euro has a large allocation in the benchmark and it appreciated versus the U.S. dollar during the period. We chose to underweight the euro as the ECB continually expressed concern over a strengthening currency, as well as valuation opportunities in peripheral European currencies that also capitalized on regional growth.

A significant underweight to the Japanese yen was also a headwind for results. We were relatively negative on the yen given the country’s low inflation and continued aggressive policy accommodation from the BoJ. However, the yen appreciated versus the U.S. dollar as Japan’s export-driven economy was the beneficiary of accelerating global growth and Prime Minster Shinzo Abe’s growth initiatives appeared to be taking hold.

Thank you for your investment in BrandywineGLOBAL — Global Opportunities Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	5

Fund overview (cont’d)

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 24, 2018

RISKS: Foreign securities involve special risks such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. The Fund’s share price may decline as interest rates rise. Below investment grade debt securities (commonly known as “high yield debt” or “junk bonds”) involve greater volatility than higher-rated securities. To the extent that the Fund invests in asset- and mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investment in other fixed-income securities. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

6	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

[i]

The FTSE World Government Bond Index (formerly known as the Citigroup World Government Bond Index) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI currently comprises sovereign debt from multiple countries, denominated in a variety of currencies. The WGBI provides a broad benchmark for the global sovereign fixed income market.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

viii	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.39%	$1,000.00	$1,023.90	0.94%	$4.80	Class A	5.00%	$1,000.00	$1,020.47	0.94%	$4.79
Class A2	2.32	1,000.00	1,023.20	1.09	5.56	Class A2	5.00	1,000.00	1,019.71	1.09	5.55
Class C	2.03	1,000.00	1,020.30	1.68	8.56	Class C	5.00	1,000.00	1,016.74	1.68	8.54
Class C1	2.19	1,000.00	1,021.90	1.36	6.93	Class C1	5.00	1,000.00	1,018.35	1.36	6.92
Class FI	2.30	1,000.00	1,023.00	0.99	5.05	Class FI	5.00	1,000.00	1,020.21	0.99	5.04
Class R	2.24	1,000.00	1,022.40	1.25	6.37	Class R	5.00	1,000.00	1,018.90	1.25	6.36
Class I	2.54	1,000.00	1,025.40	0.68	3.47	Class I	5.00	1,000.00	1,021.78	0.68	3.47
Class IS	2.58	1,000.00	1,025.80	0.59	3.01	Class IS	5.00	1,000.00	1,022.23	0.59	3.01

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class A2†	Class C†	Class C13,†	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 12/31/17	12.34%	12.23%	11.52%	11.94%	12.28%	12.02%	12.72%	12.83%
Five Years Ended 12/31/17	1.67	1.52	0.91	1.23	1.63	1.38	1.93	2.05
Ten Years Ended 12/31/17	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.35
Inception* through 12/31/17	5.08	1.91	1.80	4.52	7.41	3.11	7.45	—

With sales charges[2]	Class A†	Class A2†	Class C†	Class C13,†	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 12/31/17	7.54%	7.43%	10.52%	10.94%	12.28%	12.02%	12.72%	12.83%
Five Years Ended 12/31/17	0.79	0.65	0.91	1.23	1.63	1.38	1.93	2.05
Ten Years Ended 12/31/17	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.35
Inception* through 12/31/17	4.50	1.06	1.80	4.52	7.41	3.11	7.45	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/10/10 through 12/31/17)	47.23%
Class A2 (Inception date of 10/31/12 through 12/31/17)	10.26
Class C (Inception date of 8/1/12 through 12/31/17)	10.13
Class C1[3] (Inception date of 3/11/10 through 12/31/17)	41.25
Class FI (Inception date of 2/26/09 through 12/31/17)	88.20
Class R (Inception date of 9/30/11 through 12/31/17)	21.13
Class I (Inception date of 3/19/09 through 12/31/17)	88.07
Class IS (12/31/07 through 12/31/17)	68.33

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, A2, C, C1, FI, R, I and IS shares are March 10, 2010, October 31, 2012, August 1, 2012, March 11, 2010, February 26, 2009, September 30, 2011, March 19, 2009 and November 1, 2006, respectively.

†	Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Global Opportunities Bond Fund vs. FTSE World Government Bond Index (unhedged)† — December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Global Opportunities Bond Fund on December 31, 2007 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE World Government Bond Index (unhedged). The FTSE World Government Bond Index (formerly known as the Citigroup World Government Bond Index) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Schedule of investments

December 31, 2017

BrandywineGLOBAL — Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount †		Value
Sovereign Bonds — 53.6%
Australia — 5.8%
Australia Government Bond, Senior Bonds	2.750%	10/21/19	127,690,000	AUD	$100,988,220	(a)
New South Wales Treasury Corp., Senior Notes	3.500%	3/20/19	23,215,000	AUD	18,459,298
Queensland Treasury Corp., Senior Bonds	4.000%	6/21/19	50,435,000	AUD	40,508,320	(a)
Western Australian Treasury Corp., Senior Bonds	7.000%	10/15/19	48,285,000	AUD	40,893,059
Total Australia					200,848,897
Brazil — 4.9%
Federative Republic of Brazil, Notes	10.000%	1/1/27	569,035,000	BRL	169,896,190
Indonesia — 4.4%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	317,700,000,000	IDR	26,081,279
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	772,400,000,000	IDR	67,335,803
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	71,600,000,000	IDR	5,897,402
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	609,200,000,000	IDR	51,998,537
Total Indonesia					151,313,021
Malaysia — 6.3%
Federation of Malaysia, Senior Bonds	3.659%	10/15/20	231,170,000	MYR	57,644,213
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	101,200,000	MYR	25,439,985
Federation of Malaysia, Senior Bonds	3.620%	11/30/21	42,960,000	MYR	10,670,470
Federation of Malaysia, Senior Bonds	3.882%	3/10/22	112,630,000	MYR	28,207,567
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	181,645,000	MYR	44,210,607
Federation of Malaysia, Senior Bonds	3.955%	9/15/25	59,305,000	MYR	14,566,140
Federation of Malaysia, Senior Bonds	3.900%	11/30/26	22,015,000	MYR	5,373,869
Federation of Malaysia, Senior Bonds	3.899%	11/16/27	131,205,000	MYR	32,363,932
Total Malaysia					218,476,783
Mexico — 11.2%
United Mexican States, Senior Bonds	8.500%	5/31/29	1,843,570,000	MXN	99,391,980
United Mexican States, Senior Bonds	7.750%	11/23/34	689,000,000	MXN	35,059,544
United Mexican States, Senior Bonds	8.500%	11/18/38	1,929,900,000	MXN	105,316,348
United Mexican States, Senior Bonds	7.750%	11/13/42	2,936,800,000	MXN	148,613,656
Total Mexico					388,381,528
Poland — 6.0%
Republic of Poland, Bonds	0.000%	4/25/19	181,380,000	PLN	51,054,384
Republic of Poland, Bonds	3.250%	7/25/19	204,235,000	PLN	60,169,516
Republic of Poland, Bonds	4.000%	10/25/23	89,276,000	PLN	27,353,831
Republic of Poland, Bonds	3.250%	7/25/25	242,960,000	PLN	70,435,681
Total Poland					209,013,412
Portugal — 3.1%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	2.875%	10/15/25	80,945,000	EUR	107,213,242	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	13

Schedule of investments (cont’d)

December 31, 2017

BrandywineGLOBAL — Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount †		Value
South Africa — 5.2%
Republic of South Africa, Bonds	6.500%	2/28/41	1,296,170,000	ZAR	$74,040,666
Republic of South Africa, Bonds	8.750%	2/28/48	1,476,715,000	ZAR	108,230,767
Total South Africa					182,271,433
Turkey — 0.8%
Republic of Turkey, Bonds	10.600%	2/11/26	108,680,000	TRY	26,700,501
United Kingdom — 5.9%
United Kingdom Gilt, Bonds	1.250%	7/22/18	152,095,000	GBP	206,419,014	(a)
Total Sovereign Bonds (Cost — $2,040,241,922)					1,860,534,021
Collateralized Mortgage Obligations (c) — 2.0%
Bancaja Fondo de Titulizacion de Activos, 2011 A2 (3 mo. Euribor + 0.170%, 0.000% floor)	0.000%	4/27/50	1,836,959	EUR	2,192,800	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HQA2 B1 (1 mo. USD LIBOR + 4.750%)	6.078%	12/25/29	4,250,000		4,497,184	(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	6.228%	11/25/24	3,532,013		4,043,334	(b)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	3.529%	1/25/30	6,610,000		6,684,760	(d)
Fondo de Titulizacion de Activos UCI, 2017 A2 (3 mo. Euribor + 0.160%, 0.000% floor)	0.000%	12/17/49	6,012,815	EUR	6,402,014	(a)(d)
IM Pastor Fondo de Titulizacion de Activos, 2004 A (3 mo. Euribor + 0.140% , 0.000% Floor)	0.000%	3/22/44	9,427,316	EUR	9,959,312	(a)(d)
Marche Mutui Srl, 2006 A2 (3 mo. Euribor + 0.200%, 0.000% floor)	0.000%	1/27/64	16,600,000	EUR	19,938,989	(a)(d)
MASTR Resecuritization Trust, 2008-1 A1	6.000%	9/27/37	1,381,939		1,309,715	(b)(d)
Pastor GC Hipotecario, 2005 A2 (3 mo. Euribor + 0.170%, 0.000% floor)	0.000%	6/21/46	14,478,082	EUR	15,152,739	(a)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-6 2A1	5.500%	8/25/35	347,373		338,154
Total Collateralized Mortgage Obligations (Cost — $72,464,946)					70,519,001
Corporate Bonds & Notes — 19.8%
Consumer Discretionary — 5.1%
Automobiles — 3.3%
Ford Motor Credit Co., LLC, Senior Notes (3 mo. USD LIBOR + 0.900%)	2.489%	6/15/18	33,935,000		34,021,646	(d)
Ford Motor Credit Co., LLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	2.350%	1/9/20	18,460,000		18,648,267	(d)
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.930%)	2.289%	4/13/20	61,325,000		61,958,950	(d)
Total Automobiles					114,628,863

See Notes to Financial Statements.

14	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount †	Value
Media — 1.8%
NBCUniversal Enterprise Inc., Senior Notes (3 mo. USD LIBOR + 0.400%)	1.735%	4/1/21	60,365,000	$60,582,865	(b)(d)
Total Consumer Discretionary				175,211,728
Financials — 12.0%
Banks — 7.5%
Citigroup Inc., Senior Bonds (3 mo. USD LIBOR + 0.690%)	2.065%	4/27/18	29,028,000	29,067,867	(d)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.790%)	2.140%	1/10/20	12,765,000	12,844,527	(d)
Corporacion Andina de Fomento, Senior Bonds	2.000%	5/10/19	24,860,000	24,803,811
Corporacion Andina de Fomento, Senior Notes (3 mo. USD LIBOR + 0.550%)	1.928%	1/29/18	44,980,000	44,989,859	(d)
Dexia Credit Local SA, Senior Notes (3 mo. USD LIBOR + 0.200%)	1.695%	6/5/18	46,769,000	46,779,951	(b)(d)
JPMorgan Chase Bank N.A., Senior Bonds (3 mo. USD LIBOR + 0.450%)	1.776%	9/21/18	19,415,000	19,454,534	(d)
National Australia Bank Ltd., Senior Notes (3 mo. USD LIBOR + 0.510%)	1.956%	5/22/20	37,165,000	37,336,019	(b)(d)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.025%)	2.396%	7/26/21	45,335,000	46,313,291	(d)
Total Banks				261,589,859
Capital Markets — 3.5%
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	2.516%	11/15/18	85,142,000	85,679,934	(d)
Macquarie Bank Ltd., Senior Notes (3 mo. USD LIBOR + 0.350%)	1.686%	4/4/19	34,940,000	34,982,425	(b)(d)
Total Capital Markets				120,662,359
Insurance — 1.0%
Metropolitan Life Global Funding I, Senior Secured Notes (3 mo. USD LIBOR + 0.220%)	1.544%	9/19/19	35,395,000	35,414,457	(b)(d)
Total Financials				417,666,675
Information Technology — 2.7%
Technology Hardware, Storage & Peripherals — 2.7%
Apple Inc., Senior Notes	4.650%	2/23/46	48,334,000	56,740,788
Hewlett Packard Enterprise Co., Senior Notes	6.350%	10/15/45	36,026,000	38,266,356
Total Information Technology				95,007,144
Total Corporate Bonds & Notes (Cost — $675,812,105)				687,885,547
Municipal Bonds — 0.7%
Georgia — 0.7%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	3,598,000	4,624,941

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

BrandywineGLOBAL — Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount †	Value
Georgia — continued
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	14,721,000	$18,593,654
Total Municipal Bonds (Cost — $19,600,501)				23,218,595
U.S. Government & Agency Obligations — 20.7%
U.S. Government Obligations — 20.7%
U.S. Treasury Bonds	2.875%	11/15/46	84,090,000	86,279,296
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.140%)	1.464%	1/31/19	88,315,000	88,465,819	(d)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.070%)	1.394%	4/30/19	116,655,000	116,769,643	(d)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.060%)	1.249%	7/31/19	30,395,000	30,418,530	(d)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.060%)	1.510%	7/31/19	398,495,000	398,803,491	(d)
Total U.S. Government & Agency Obligations (Cost — $715,253,426)				720,736,779
Total Investments before Short-Term Investments (Cost — $3,523,372,900)				3,362,893,943

			Shares
Short-Term Investments — 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $91,814,205)	1.219%		91,814,205	91,814,205
Total Investments — 99.4% (Cost — $3,615,187,105)				3,454,708,148
Other Assets in Excess of Liabilities — 0.6%				19,587,840
Total Net Assets — 100.0%				$3,474,295,988

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund

Abbreviation used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Ruppe
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

At December 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	66,842,158	ZAR	931,900,000	HSBC Bank USA, N.A.	1/11/18	$(8,384,715)
USD	3,072,152	ZAR	42,600,000	HSBC Bank USA, N.A.	1/11/18	(366,698)
USD	3,980,172	ZAR	54,600,000	HSBC Bank USA, N.A.	1/11/18	(427,369)
USD	7,858,821	ZAR	106,700,000	HSBC Bank USA, N.A.	1/11/18	(754,450)
USD	2,585,202	ZAR	35,500,000	HSBC Bank USA, N.A.	1/11/18	(280,507)
USD	2,587,774	ZAR	35,600,000	HSBC Bank USA, N.A.	1/11/18	(286,008)
USD	7,715,447	ZAR	106,700,000	HSBC Bank USA, N.A.	1/11/18	(897,824)
USD	8,575,749	ZAR	119,100,000	HSBC Bank USA, N.A.	1/11/18	(1,038,502)
TRY	363,100,000	USD	98,985,879	HSBC Bank USA, N.A.	1/12/18	(3,482,507)
PLN	246,010,000	USD	68,646,163	Morgan Stanley & Co. Inc.	1/18/18	2,027,838
NOK	738,000,000	USD	92,559,496	HSBC Bank USA, N.A.	1/19/18	(2,633,107)
SEK	834,700,000	USD	103,002,968	HSBC Bank USA, N.A.	1/23/18	(1,128,972)
SEK	350,900,000	USD	42,524,725	HSBC Bank USA, N.A.	1/23/18	302,141
SEK	190,100,000	USD	22,939,821	HSBC Bank USA, N.A.	1/23/18	261,625
JPY	5,336,000,000	USD	47,458,954	JPMorgan Chase & Co.	2/2/18	(36,616)
JPY	17,401,000,000	USD	154,682,155	JPMorgan Chase & Co.	2/2/18	(35,209)
JPY	7,852,000,000	USD	71,019,297	JPMorgan Chase & Co.	2/2/18	(1,236,651)
CAD	132,150,000	USD	102,620,850	Goldman Sachs Group Inc.	2/6/18	2,564,926
USD	48,883,083	CAD	62,870,000	Goldman Sachs Group Inc.	2/6/18	(1,158,761)
USD	53,929,086	CAD	69,280,000	Goldman Sachs Group Inc.	2/6/18	(1,214,846)
USD	144,264,509	EUR	123,970,000	JPMorgan Chase & Co.	2/9/18	(4,797,770)
NOK	1,132,100,000	USD	139,700,756	HSBC Bank USA, N.A.	2/15/18	(1,652,022)
NOK	333,500,000	USD	41,073,452	HSBC Bank USA, N.A.	2/15/18	(406,326)
NZD	99,710,000	USD	68,873,685	Citibank N.A.	2/28/18	1,740,593
NZD	73,240,000	USD	50,704,052	Goldman Sachs Group Inc.	2/28/18	1,164,264

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

BrandywineGLOBAL — Global Opportunities Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	75,570,000	USD	52,775,519	Goldman Sachs Group Inc.	2/28/18	$742,895
SEK	1,009,100,000	USD	120,430,595	HSBC Bank USA, N.A.	3/9/18	3,062,268
GBP	174,660,000	USD	234,362,281	Citibank N.A.	3/15/18	2,002,401
INR	10,050,000,000	USD	154,167,114	Barclays Bank PLC	3/21/18	1,806,941
Total						$(14,542,968)

Abbreviations used in this table:
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Ruppe
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

Summary of Investments by Country* (unaudited)
United States	36.5%
Mexico	11.2
Australia	7.9
Malaysia	6.3
Poland	6.0
United Kingdom	6.0
South Africa	5.3
Brazil	4.9
Indonesia	4.4
Portugal	3.1
Supranational	2.0
France	1.3
Spain	1.0
Turkey	0.8
Italy	0.6
Short-Term Investments	2.7
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2017 and are subject to change.

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Statement of assets and liabilities

December 31, 2017

Assets:
Investments, at value (Cost — $3,615,187,105)	$3,454,708,148
Interest receivable	32,760,848
Unrealized appreciation on forward foreign currency contracts	15,675,892
Receivable for Fund shares sold	8,853,121
Deposits with brokers for centrally cleared swap contracts	1,000
Security litigation proceeds receivable	21,486
Prepaid expenses	220,390
Total Assets	3,512,240,885

Liabilities:
Unrealized depreciation on forward foreign currency contracts	30,218,860
Payable for Fund shares repurchased	2,695,594
Investment management fee payable	1,452,925
Accrued foreign capital gains tax	1,266,358
Deposits from brokers for OTC derivatives	1,240,000
Service and/or distribution fees payable	93,148
Trustees’ fees payable	74,669
Foreign currency overdraft, at value (Cost — $2,611)	2,969
Accrued expenses	900,374
Total Liabilities	37,944,897
Total Net Assets	$3,474,295,988

Net Assets:
Par value (Note 7)	$3,215
Paid-in capital in excess of par value	3,642,481,478
Overdistributed net investment income	(2,455,987)
Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency transactions	10,215,182
Net unrealized depreciation on investments, forward foreign currency contracts and foreign currencies	(175,947,900)	†
Total Net Assets	$3,474,295,988

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	19

Statement of assets and liabilities (cont’d)

December 31, 2017

Net Assets:
Class A	$212,266,064
Class A2	$13,890,591
Class C	$19,541,796
Class C1	$9,536,596
Class FI	$74,844,256
Class R	$18,608,509
Class I	$1,155,492,677
Class IS	$1,970,115,499

Shares Outstanding:
Class A	19,555,181
Class A2	1,283,177
Class C	1,831,827
Class C1	887,904
Class FI	6,985,338
Class R	1,724,823
Class I	107,030,884
Class IS	182,250,025

Net Asset Value:
Class A (and redemption price)	$10.85
Class A2 (and redemption price)	$10.83
Class C*	$10.67
Class C1*	$10.74
Class FI (and redemption price)	$10.71
Class R (and redemption price)	$10.79
Class I (and redemption price)	$10.80
Class IS (and redemption price)	$10.81
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.33
Class A2 (based on maximum initial sales charge of 4.25%)	$11.31

†	Net of accrued foreign capital gains tax of $1,266,358.

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$128,162,288
Less: Foreign taxes withheld	(979,426)
Total Investment Income	127,182,862

Expenses:
Investment management fee (Note 2)	16,139,677
Transfer agent fees (Note 5)	1,895,330
Service and/or distribution fees (Notes 2 and 5)	1,164,304
Custody fees	956,521
Trustees’ fees	457,880
Fund accounting fees	233,051
Legal fees	190,679
Registration fees	168,952
Commitment fees (Note 8)	116,077
Shareholder reports	72,244
Audit and tax fees	60,116
Insurance	42,047
Fees recaptured by investment manager (Note 2)	40
Interest expense	19
Miscellaneous expenses	159,504
Total Expenses	21,656,441
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,669)
Net Expenses	21,647,772
Net Investment Income	105,535,090

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	3,828,685
Forward foreign currency contracts	61,378,446
Foreign currency transactions	971,533
Net Realized Gain	66,178,664
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	201,293,456	‡
Forward foreign currency contracts	(2,336,920)
Foreign currencies	956,673
Change in Net Unrealized Appreciation (Depreciation)	199,913,209
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	266,091,873
Increase in Net Assets From Operations	$371,626,963

‡	Net of change in accrued foreign capital gains tax of $1,070,837.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	21

Statements of changes in net assets

For the Years Ended December 31,	2017	2016

Operations:
Net investment income	$105,535,090	$104,231,800
Net realized gain (loss)	66,178,664	(40,789,013)
Change in net unrealized appreciation (depreciation)	199,913,209	92,004,038
Increase in Net Assets From Operations	371,626,963	155,446,825

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(77,501,168)	—
Net realized gains	(80,727,018)	(53,770,585)
Decrease in Net Assets From Distributions to Shareholders	(158,228,186)	(53,770,585)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,335,572,984	851,761,670
Reinvestment of distributions	151,339,492	52,034,206
Cost of shares repurchased	(1,135,256,778)	(1,222,853,742)
Cost of shares redeemed in-kind (Note 11)	—	(39,749,972)
Increase (Decrease) in Net Assets From Fund Share Transactions	351,655,698	(358,807,838)
Increase (Decrease) in Net Assets	565,054,475	(257,131,598)

Net Assets:
Beginning of year	2,909,241,513	3,166,373,111
End of year*	$3,474,295,988	$2,909,241,513
*Includes overdistributed net investment income of:	$(2,455,987)	$(11,321,142)

See Notes to Financial Statements.

22	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.09	$9.83	$11.00	$10.87	$11.79

Income (loss) from operations:
Net investment income	0.33	0.32	0.30	0.36	0.32
Net realized and unrealized gain (loss)	0.91	0.13	(1.26)	0.27	(0.81)
Total income (loss) from operations	1.24	0.45	(0.96)	0.63	(0.49)

Less distributions from:
Net investment income	(0.22)	—	(0.18)	(0.47)	(0.09)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.09)
Total distributions	(0.48)	(0.19)	(0.21)	(0.50)	(0.43)

Net asset value, end of year	$10.85	$10.09	$9.83	$11.00	$10.87
Total return[2]	12.34%	4.57%	(8.78)%	5.83%	(4.22)%

Net assets, end of year (000s)	$212,266	$256,048	$290,093	$395,225	$420,837

Ratios to average net assets:
Gross expenses	0.95%	0.95%	0.92%	0.94%[3]	0.95%[3]
Net expenses[4]	0.95 [5]	0.95	0.92	0.94 [3]	0.95 [3,5]
Net investment income	3.00	3.07	2.82	3.17	2.82

Portfolio turnover rate	57%	53%[6]	59%	52%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A2 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.07	$9.82	$11.00	$10.86	$11.78

Income (loss) from operations:
Net investment income	0.31	0.31	0.28	0.33	0.31
Net realized and unrealized gain (loss)	0.92	0.13	(1.27)	0.29	(0.80)
Total income (loss) from operations	1.23	0.44	(0.99)	0.62	(0.49)

Less distributions from:
Net investment income	(0.21)	—	(0.16)	(0.45)	(0.09)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.09)
Total distributions	(0.47)	(0.19)	(0.19)	(0.48)	(0.43)

Net asset value, end of year	$10.83	$10.07	$9.82	$11.00	$10.86
Total return[2]	12.23%	4.47%	(9.03)%	5.66%	(4.32)%

Net assets, end of year (000s)	$13,891	$12,666	$12,846	$13,548	$10,704

Ratios to average net assets:
Gross expenses	1.10%	1.10%	1.11%[3]	1.21%[3]	1.18%[3]
Net expenses[4]	1.10	1.10	1.11 [3]	1.20 [3,5]	1.10 [3,5]
Net investment income	2.84	2.93	2.64	2.89	2.83

Portfolio turnover rate	57%	53%[6]	59%	52%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$9.94	$9.75	$10.92	$10.79	$11.70

Income (loss) from operations:
Net investment income	0.24	0.24	0.21	0.27	0.23
Net realized and unrealized gain (loss)	0.90	0.14	(1.25)	0.28	(0.80)
Total income (loss) from operations	1.14	0.38	(1.04)	0.55	(0.57)

Less distributions from:
Net investment income	(0.15)	—	(0.10)	(0.39)	(0.06)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.41)	(0.19)	(0.13)	(0.42)	(0.34)

Net asset value, end of year	$10.67	$9.94	$9.75	$10.92	$10.79
Total return[2]	11.52%	3.89%	(9.58)%	5.05%	(4.90)%

Net assets, end of year (000s)	$19,542	$22,874	$31,634	$43,164	$44,240

Ratios to average net assets:
Gross expenses	1.71%	1.71%	1.68%	1.73%[3]	1.72%[3]
Net expenses[4]	1.71 [5]	1.71	1.68	1.73 [3]	1.70 [3,5]
Net investment income	2.24	2.30	2.06	2.37	2.09

Portfolio turnover rate	57%	53%[6]	59%	52%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.00	$9.78	$10.94	$10.80	$11.72

Income (loss) from operations:
Net investment income	0.28	0.28	0.25	0.31	0.26
Net realized and unrealized gain (loss)	0.90	0.13	(1.25)	0.28	(0.80)
Total income (loss) from operations	1.18	0.41	(1.00)	0.59	(0.54)

Less distributions from:
Net investment income	(0.18)	—	(0.13)	(0.42)	(0.08)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.05)
Total distributions	(0.44)	(0.19)	(0.16)	(0.45)	(0.38)

Net asset value, end of year	$10.74	$10.00	$9.78	$10.94	$10.80
Total return[3]	11.94%	4.08%	(9.19)%	5.46%	(4.71)%

Net assets, end of year (000s)	$9,537	$11,595	$15,697	$25,307	$33,570

Ratios to average net assets:
Gross expenses	1.38%	1.38%	1.35%	1.40%	1.43%[4]
Net expenses[5]	1.37 [6]	1.38	1.35	1.40	1.43 [4]
Net investment income	2.58	2.64	2.38	2.73	2.31

Portfolio turnover rate	57%	53%[7]	59%	52%	59%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$9.96	$9.71	$10.88	$10.75	$11.66

Income (loss) from operations:
Net investment income	0.32	0.32	0.29	0.34	0.31
Net realized and unrealized gain (loss)	0.91	0.12	(1.25)	0.29	(0.80)
Total income (loss) from operations	1.23	0.44	(0.96)	0.63	(0.49)

Less distributions from:
Net investment income	(0.22)	—	(0.18)	(0.47)	(0.09)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.08)
Total distributions	(0.48)	(0.19)	(0.21)	(0.50)	(0.42)

Net asset value, end of year	$10.71	$9.96	$9.71	$10.88	$10.75
Total return[3]	12.28%	4.62%	(8.94)%	5.85%	(4.24)%

Net assets, end of year (000s)	$74,844	$69,455	$66,227	$55,430	$42,378

Ratios to average net assets:
Gross expenses	0.98%	0.97%	0.98%[4]	1.01%[4]	1.04%[4]
Net expenses[5]	0.98 [6]	0.97	0.98 [4]	1.00 [4,6]	0.98 [4,6]
Net investment income	2.97	3.06	2.77	3.07	2.79

Portfolio turnover rate	57%	53%[7]	59%	52%	59%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.04	$9.80	$10.98	$10.85	$11.77

Income (loss) from operations:
Net investment income	0.29	0.29	0.26	0.32	0.30
Net realized and unrealized gain (loss)	0.91	0.14	(1.26)	0.28	(0.81)
Total income (loss) from operations	1.20	0.43	(1.00)	0.60	(0.51)

Less distributions from:
Net investment income	(0.19)	—	(0.15)	(0.44)	(0.09)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.07)
Total distributions	(0.45)	(0.19)	(0.18)	(0.47)	(0.41)

Net asset value, end of year	$10.79	$10.04	$9.80	$10.98	$10.85
Total return[2]	12.02%	4.38%	(9.14)%	5.54%	(4.48)%

Net assets, end of year (000s)	$18,609	$15,776	$14,739	$9,717	$6,415

Ratios to average net assets:
Gross expenses	1.29%[3]	1.29%[3]	1.27%[3]	1.36%	1.45%[3]
Net expenses[4,5]	1.25 [3]	1.25 [3]	1.25 [3]	1.25	1.23 [3]
Net investment income	2.69	2.77	2.53	2.80	2.67

Portfolio turnover rate	57%	53%[6]	59%	52%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.04	$9.75	$10.92	$10.79	$11.71

Income (loss) from operations:
Net investment income	0.35	0.35	0.32	0.38	0.34
Net realized and unrealized gain (loss)	0.92	0.13	(1.25)	0.28	(0.81)
Total income (loss) from operations	1.27	0.48	(0.93)	0.66	(0.47)

Less distributions from:
Net investment income	(0.25)	—	(0.21)	(0.50)	(0.10)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.10)
Total distributions	(0.51)	(0.19)	(0.24)	(0.53)	(0.45)

Net asset value, end of year	$10.80	$10.04	$9.75	$10.92	$10.79
Total return[3]	12.72%	4.91%	(8.63)%	6.13%	(4.05)%

Net assets, end of year (000s)	$1,155,493	$1,356,926	$1,522,203	$1,866,549	$1,466,799

Ratios to average net assets:
Gross expenses	0.69%	0.71%	0.69%	0.70%[4]	0.73%[4]
Net expenses[5]	0.69	0.71	0.69	0.70 [4]	0.72 [4,6]
Net investment income	3.26	3.31	3.06	3.38	3.06

Portfolio turnover rate	57%	53%[7]	59%	52%	59%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$10.05	$9.75	$10.92	$10.79	$11.71

Income (loss) from operations:
Net investment income	0.36	0.36	0.33	0.39	0.36
Net realized and unrealized gain (loss)	0.92	0.13	(1.25)	0.29	(0.81)
Total income (loss) from operations	1.28	0.49	(0.92)	0.68	(0.45)

Less distributions from:
Net investment income	(0.26)	—	(0.22)	(0.52)	(0.10)
Net realized gains	(0.26)	(0.19)	(0.03)	(0.03)	(0.25)
Return of capital	—	—	—	—	(0.12)
Total distributions	(0.52)	(0.19)	(0.25)	(0.55)	(0.47)

Net asset value, end of year	$10.81	$10.05	$9.75	$10.92	$10.79
Total return[3]	12.83%	5.02%	(8.50)%	6.26%	(3.92)%

Net assets, end of year (000s)	$1,970,116	$1,163,901	$1,212,935	$1,177,975	$943,877

Ratios to average net assets:
Gross expenses	0.58%	0.58%	0.56%	0.58%	0.59%[4]
Net expenses[5]	0.58	0.58	0.56	0.58	0.59 [4]
Net investment income	3.35	3.45	3.20	3.51	3.20

Portfolio turnover rate	57%	53%[6]	59%	52%	59%

[1]	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Opportunities Bond Fund (formerly Legg Mason BW Global Opportunities Bond Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$1,860,534,021	—	$1,860,534,021
Collateralized mortgage obligations	—	70,519,001	—	70,519,001
Corporate bonds & notes	—	687,885,547	—	687,885,547
Municipal bonds	—	23,218,595	—	23,218,595
U.S. government & agency obligations	—	720,736,779	—	720,736,779
Total long-term investments	—	3,362,893,943	—	3,362,893,943
Short-term investments†	$91,814,205	—	—	91,814,205
Total investments	$91,814,205	$3,362,893,943	—	$3,454,708,148
Other financial instruments:
Forward foreign currency contracts	—	15,675,892	—	15,675,892
Total	$91,814,205	$3,378,569,835	—	$3,470,384,040

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$30,218,860	—	$30,218,860

†	See Schedule of Investments for additional detailed categorizations.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

34	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $30,218,860. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At December 31, 2017, the Fund held collateral from Barclay’s Bank PLC in the amount of $1,240,000. This amount can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

36	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of December 31, 2017, there were $1,266,358 of capital gains tax liabilities accrued on unrealized gains.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized gain
(a)	$(19,168,767)	$19,168,767

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and losses from mortgage-backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 90% of the net management fee.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.00%, 1.20%, 1.75%, 1.45%, 1.00%, 1.25%, 0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares of the Fund did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $8,669.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class R
Expires December 31, 2018	$2,873
Expires December 31, 2019	7,092
Expires December 31, 2020	7,630
Total fee waivers/expense reimbursements subject to recapture	$17,595

For the year ended December 31, 2017, LMPFA recaptured $40 for Class R shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

38	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

For the year ended December 31, 2017, LMIS and its affiliates retained sales charges of $11,425 and $5,440 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended December 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C	Class C1
CDSCs	—	$83	$1,242	$897

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,036,173,125	$1,043,828,376
Sales	1,096,346,023	656,235,556

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$3,615,280,861	$100,674,298	$(261,247,011)	$(160,572,713)
Forward foreign currency contracts	—	15,675,892	(30,218,860)	(14,542,968)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$15,675,892

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	39

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$30,218,860

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$61,378,446

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(2,336,920)

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$1,424,456,817
Forward foreign currency contracts (to sell)	409,381,025

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$1,806,941	—	$1,806,941	$(1,240,000)	$566,941
Citibank N.A.	3,742,994	—	3,742,994	—	3,742,994
Goldman Sachs Group Inc	4,472,085	$(2,373,607)	2,098,478	—	2,098,478
HSBC Bank USA, N.A.	3,626,034	(21,739,007)	(18,112,973)	—	(18,112,973)
JPMorgan Securities Inc	—	(6,106,246)	(6,106,246)	—	(6,106,246)
Morgan Stanley & Co. Inc	2,027,838	—	2,027,838	—	2,027,838
Total	$15,675,892	$(30,218,860)	$(14,542,968)	$(1,240,000)	$(15,782,968)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

40	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$567,432	†	$285,953
Class A2	34,000		37,243
Class C	212,254	†	28,798
Class C1	75,570	†	11,167
Class FI	186,723	†	113,738
Class R	88,325	†	38,399
Class I	—		1,234,829
Class IS	—		145,203
Total	$1,164,304		$1,895,330

†	Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2017, the service and/or distribution fees reimbursed amounted to $33, $438, $482, $39 and $47 for Class A, Class C, Class C1, Class FI and Class R shares, respectively.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$33
Class A2	—
Class C	438
Class C1	482
Class FI	39
Class R	7,677
Class I	—
Class IS	—
Total	$8,669

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$4,235,619	—
Class A2	257,426	—
Class C	268,850	—
Class C1	160,932	—
Class FI	1,484,109	—
Class R	322,683	—
Class I	25,930,235	—
Class IS	44,841,314	—
Total	$77,501,168	—

Net Realized Gains:
Class A	$4,914,787	$4,692,815
Class A2	321,632	232,131
Class C	451,709	428,243
Class C1	225,377	216,941
Class FI	1,721,625	1,244,886
Class R	432,335	290,600
Class I	27,037,179	25,183,806
Class IS	45,622,374	21,481,163
Total	$80,727,018	$53,770,585

7. Shares of beneficial interest

At December 31, 2017, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,246,749	$56,802,038	7,429,858	$77,455,616
Shares issued on reinvestment	688,985	7,463,373	427,700	4,285,555
Shares repurchased	(11,752,261)	(125,435,605)	(12,006,376)	(125,813,117)
Net decrease	(5,816,527)	$(61,170,194)	(4,148,818)	$(44,071,946)

Class A2
Shares sold	196,235	$2,132,082	158,977	$1,674,964
Shares issued on reinvestment	53,588	579,058	23,218	232,131
Shares repurchased	(224,620)	(2,446,135)	(232,543)	(2,436,465)
Net increase (decrease)	25,203	$265,005	(50,348)	$(529,370)

42	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	241,418	$2,597,148	308,668	$3,213,626
Shares issued on reinvestment	59,453	632,248	39,091	385,827
Shares repurchased	(771,106)	(8,245,706)	(1,288,743)	(13,319,036)
Net decrease	(470,235)	$(5,016,310)	(940,984)	$(9,719,583)

Class C1
Shares sold	14,184	$148,975	7,697	$78,994
Shares issued on reinvestment	33,604	360,153	19,626	194,689
Shares repurchased	(319,025)	(3,434,534)	(473,778)	(4,909,667)
Net decrease	(271,237)	$(2,925,406)	(446,455)	$(4,635,984)

Class FI
Shares sold	2,808,180	$30,061,940	2,104,831	$21,795,921
Shares issued on reinvestment	298,775	3,197,182	125,464	1,242,093
Shares repurchased	(3,091,950)	(33,249,847)	(2,079,376)	(21,500,223)
Net increase	15,005	$9,275	150,919	$1,537,791

Class R
Shares sold	653,339	$7,101,541	604,691	$6,356,637
Shares issued on reinvestment	65,793	708,619	27,094	270,132
Shares repurchased	(566,195)	(6,168,505)	(563,198)	(5,936,853)
Net increase	152,937	$1,641,655	68,587	$689,916

Class I
Shares sold	33,259,149	$357,270,243	42,892,963	$454,760,362
Shares issued on reinvestment	4,595,407	49,547,658	2,425,475	24,181,984
Shares repurchased	(66,013,931)	(685,108,505)	(66,187,568)	(686,067,353)
Net decrease	(28,159,375)	$(278,290,604)	(20,869,130)	$(207,125,007)

Class IS
Shares sold	83,235,105	$879,459,017	27,396,947	$286,425,550
Shares issued on reinvestment	8,225,423	88,851,201	2,128,436	21,241,795
Shares repurchased	(25,008,100)	(271,167,941)	(34,337,547)	(362,871,028)
Shares redeemed in-kind	—	—	(3,757,086)	(39,749,972)
Net increase (decrease)	66,452,428	$697,142,277	(8,569,250)	$(94,953,655)

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2017, the Fund incurred a commitment fee in the amount of $116,077. The Fund did not utilize the Redemption Facility during the year ended December 31, 2017.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$115,841,996	$42,800,107
Net long-term capital gains	42,386,190	10,970,478
Total distributions paid	$158,228,186	$53,770,585

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,927,926
Undistributed long-term capital gains — net	1,326,813
Total undistributed earnings	3,254,739
Other book/tax temporary differences(a)	4,598,212
Unrealized appreciation (depreciation)(b)	(176,041,656)
Total accumulated earnings (losses) — net	$(168,188,705)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

44	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

11. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2016, the Fund had redemptions in-kind with total proceeds in the amount of $39,749,972. The net realized loss on these redemptions in-kind amounted to $(353,211), which was not realized for tax purposes.

BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund (formerly, Legg Mason BW Global Opportunities Bond Fund)

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Global Opportunities Bond Fund (formerly, Legg Mason BW Global Opportunities Bond Fund) (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 16, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

46	BrandywineGLOBAL — Global Opportunities Bond Fund 2017 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2017 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Subadvisory Agreement”) between the Manager and Brandywine Global Investment Management, LLC (the “Subadviser”). (The Management Agreement and the Subadvisory Agreement are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 11, 2017, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 1, 2017. The Board, including the Independent Trustees, at its November 2017 meeting, reviewed and evaluated the materials, including supplemental materials, provided to assist the Board in considering continuation of the Agreements.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser, under the Management Agreement and Subadvisory Agreement, respectively. The Board also considered the Manager’s supervisory activities over the Subadviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Subadviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the

BrandywineGLOBAL — Global Opportunities Bond Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

day-to-day portfolio management of the Fund. The Board also considered the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Subadviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. The Board noted that although useful, the data provided by Broadridge may vary depending on the end dates selected and the selection of a peer group. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for the one, three- and five-year periods ended June 30, 2017, placed the Fund’s Class IS Shares in the first, second and first quintiles, respectively (the first quintile being the best performers and the fifth quintile being the worst performers). The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Subadviser, respectively. The Board reviewed the subadvisory fee, noting that the Manager, and not the Fund, pays the fee to the Subadviser. In addition, the Board reviewed and considered the actual management fee (the “Actual Management Fee”). The Board also considered that the contractual expense cap had been extended to December 31, 2019.

The Board also reviewed information regarding the fees the Manager and the Subadviser charged any of their U.S. clients that were included in the same performance composite as the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

48	BrandywineGLOBAL — Global Opportunities Bond Fund

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class IS Shares the Contractual and Actual Management Fees were lower than or equal to the median (second and third quintiles, respectively), and that the actual total expense ratios were lower than the Broadridge expense group median (second quintile) and average and were lower than the Broadridge expense universe median. The Board also reviewed the expense ratios for Class I Shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2017 and 2016, which corresponds to Legg Mason’s fiscal year end. The Board also received certain information showing historical profitability for fiscal years 2013 through 2017. The Board noted that in a prior year it had received a report by an independent consultant regarding its assessment of the methodologies used by Legg Mason for its profitability study and that Legg Mason detailed its changes in methodology from those used in 2016. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Given the asset size of the Fund and the complex, as well as the Contractual Management Fee, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

BrandywineGLOBAL — Global Opportunities Bond Fund	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Global Opportunities Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

50	BrandywineGLOBAL — Global Opportunities Bond Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

BrandywineGLOBAL — Global Opportunities Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

52	BrandywineGLOBAL — Global Opportunities Bond Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	141
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

BrandywineGLOBAL — Global Opportunities Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

54	BrandywineGLOBAL — Global Opportunities Bond Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Global Opportunities Bond Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	3/30/2017	6/29/2017	9/28/2017	12/20/2017
Payable date:	3/31/2017	6/30/2017	9/29/2017	12/21/2017
Interest from Federal Obligations	7.19%	7.19%	7.19%	7.19%
Foreign source income*	42.55%	42.55%	42.55%	42.55%
Foreign taxes paid per share	$0.0001185	$0.0002860	$0.0006989	$0.0020910
Long-term capital gain dividend	—	—	—	$0.136420

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-Term Capital Gains Per Share
12/20/2017	12/21/2017	$0.123400

Please retain this information for your records.

56	BrandywineGLOBAL — Global Opportunities Bond Fund

BrandywineGLOBAL —

Global Opportunities Bond Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J. W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Global Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Global Opportunities Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfund and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013158 2/18 SR18-3280

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,424 in December 31, 2016 and $57,354 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,540 in December 31, 2016 and $20,817 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,539 in December 31, 2016 and $0 in December 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $188,614 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 22, 2018